SUPPLEMENT DATED JANUARY 7, 2015
TO

PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA

PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYPORT OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

The Board of Trustees of the MFS® Investors Growth Stock Series has approved the proposed reorganization of the fund into the MFS Massachusetts Investors Growth Stock Portfolio. The MFS Massachusetts Investors Growth Stock Portfolio will be added as an investment option under your Contract immediately prior to the reorganization.

The reorganization is subject to approval by shareholders at a shareholder’s meeting expected to be held in March, 2015.

If shareholders approve the proposal, all of the assets and liabilities of the MFS® Investors Growth Stock Series will be transferred to the MFS Massachusetts Investors Growth Stock Portfolio and shareholders of the MFS® Investors Growth Stock Series will receive shares of the MFS Massachusetts Investors Growth Stock Portfolio in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Keyport (US) 1/2015